Exhibit 32.3
Certification of the Co-Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of The Carlyle Group L.P. (the “Company”) on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David M. Rubenstein, Co-Chief Executive Officer of Carlyle Group Management L.L.C., the general partner of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David M. Rubenstein
David M. Rubenstein
Co-Chief Executive Officer
Carlyle Group Management L.L.C.
Date:	February 24, 2016

*	The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.